PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /x/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/     Preliminary proxy statement
/x/     Definitive proxy statement
/_/     Definitive additional materials
/_/     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                         LEXINGTON B & L FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         LEXINGTON B & L FINANCIAL CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/x/    No fee required.
/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
                  N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                  N/A
--------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
                  N/A
--------------------------------------------------------------------------------
(3)    Filing party:
                  N/A
--------------------------------------------------------------------------------
(4)    Date filed:
                  N/A
--------------------------------------------------------------------------------

                               December 22, 1998





Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Lexington B & L Financial Corp. The meeting will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 26, 1999, at 2:00 p.m., Central Time.

      The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moore, Horton & Carlson, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of shareholders.

      To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Erwin Oetting, Jr.

                                    Erwin Oetting, Jr.
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         LEXINGTON B & L FINANCIAL CORP.
                               919 FRANKLIN AVENUE
                                  P.O. BOX 190
                            LEXINGTON, MISSOURI 64067
                                 (660) 259-2247
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 1999

--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Lexington B & L Financial Corp. ("Corporation") will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 26, 1999, at 2:00 p.m., Central Time, for the following purposes:

      1.    To elect two directors to serve for a term of three years;

      2. To ratify the appointment of Moore, Horton & Carlson, P.C., as auditors for the Corporation for the fiscal year ending September 30, 1999; and

      3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on December 11, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ E. Steva Vialle

                                    E. STEVA VIALLE
                                    SECRETARY


Lexington, Missouri
December 22, 1998


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                         LEXINGTON B & L FINANCIAL CORP.
                               919 FRANKLIN AVENUE
                                  P.O. BOX 190
                            LEXINGTON, MISSOURI 64067
                                 (660) 259-2247

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 1999

--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lexington B & L Financial Corp. ("Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Annual Meeting will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 26, 1999, at 2:00 p.m., Central Time. The Corporation is the holding company for B & L Bank and Lafayette County Bank. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 22, 1998.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

      SHAREHOLDERS ENTITLED TO VOTE. Shareholders of record as of the close of business on December 11 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of December 11, 1998 the Corporation had 1,008,685 shares of Common Stock issued and outstanding.

      QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

      VOTING. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the ratification of the appointment of auditors. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

      The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. With respect to the ratification of auditors, stockholders may vote for the proposal, against the proposal or may abstain from voting. Approval of ratification of the appointment of Moore, Horton & Carlson, P.C. will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. Thus, abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

      REVOCATION OF A PROXY. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the

Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

      PARTICIPANTS IN THE B&L BANK ESOP. If a shareholder is a participant in the B & L Bank Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of December 11, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at December 11, 1998. The following table also sets forth, as of December 11, 1998, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation, and by all executive officers and directors of the Corporation as a group.


                                        Amount and Nature       Percent of
                                        of Beneficial           Common Stock
Beneficial Owner                        Ownership(1)            Outstanding
----------------                        ------------            -----------

BENEFICIAL OWNERS OF MORE THAN 5%

B & L Bank                              101,200                  10.01%
Employee Stock
Ownership Plan Trust

Terry Maltese                            77,500(2)                7.68
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Malta Partners, L.P.
Malta Partners II, L.P.
Malta Hedge Fund, L.P.
Malta Hedge Fund II, L.P.
712 Fifth Avenue, 22nd Floor
New York, New York 10019

Jeffrey L. Gendell                       64,400(3)                6.38
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

                                        2


                                        Amount and Nature       Percent of
                                        of Beneficial           Common Stock
Beneficial Owner                        Ownership(1)            Outstanding
----------------                        ------------            -----------

DIRECTORS AND NAMED EXECUTIVE OFFICER

Erwin Oetting, Jr., President            38,640                   3.81%
  and Chief Executive Officer
Steve Oliaro                             14,495                   1.44
Norman Vialle                            11,295                   1.12
Charles R. Wilcoxon                      10,795                   1.07
E. Steva Vialle                          34,429                   3.40
Glenn H. Twente                           8,795                   0.87

All Executive Officers and              176,346                  17.18
Directors as a
Group (10 persons)
--------------------
(1)   In  accordance  with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial  owner,  for purposes of this table, of any shares of
      Common Stock if he or she has voting or  investment  power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust,  shares held in retirement  accounts or funds for the benefit of the named individuals,  and other forms of ownership,  over which  shares the  persons  named in the table may possess  voting  and/or investment  power.  The amounts  shown  include the  following  amounts of
      Common  Stock which the  following  individuals  have the right to acquire within 60 days of December 11, 1998, through the exercise of stock options granted  pursuant to the  Corporation's  stock option plan:  Mr.  Oetting,
      5,060 shares; Mr. Oliaro,  1,265 shares; Mr. N. Vialle,  1,265 shares; Mr.
      Wilcoxon,  1,265 shares; Mr. E. Vialle,  3,542,  shares; Mr. Twente, 1,265 shares;  all executive  officers and  directors as a group 17,710  shares.
      Shares  held in  accounts  under the ESOP,  as to which the  holders  have voting power but not investment  power, are also included as follows:  Mr.
      Oetting,  5,930  shares;  Mr. Steva Vialle,  4,279  shares;  all executive officers and directors as a group, 16,209 shares.
(2)   Information  concerning  the  shares  owned  by Mr.  Gendell  and  related entities  was  obtained  from a  Schedule  13D dated  November  17,  1998.
      According to this filing,  Mr.  Gendell has shared voting and  dispositive power with respect to 64,400 shares, Tontine Financial Partners,  L.P. has shared  voting and  dispositive  power with  respect to 64,400  shares and
      Tontine  Management,  L.L.C. has shared voting and dispositive  power with respect to 64,400 shares.
(3)   Information  concerning  the  shares  owned  by Mr.  Maltese  and  related entities was  obtained  from an amended  Schedule  13D dated  February 26,
      1998.  According  to this  filing,  Terry  Maltese  has shared  voting and dispositive  power with respect to 77,500  shares,  Sandler  O'Neill Asset
      Management  LLC has shared  voting and  dispositive  power with respect to
      77,500 shares, SOAM Holdings,  LLC has shared voting and dispositive power with respect to 77,500 shares, Malta Partners,  L.P. has shared voting and dispositive  power with respect to 35,660 shares,  Malta Partners II, L.P.
      has shared  voting and  dispositive  power with respect to 12,240  shares,
      Malta  Hedge  Fund,  L.P.  has shared  voting and  dispositive  power with respect to 20,340 shares,  and Malta Hedge Fund II, L.P. has shared voting and dispositive power with respect to 9,260 shares .

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Corporation's Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Erwin Oetting, Jr. and Steve Oliaro. The nominees are current members of the Boards of Directors of the Corporation.

      It is intended that the proxies solicited by the Board of Directors will be voted for the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. OETTING AND OLIARO.

      The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                                        Year First
                                    Principal Occupations               Elected         Term to
    Name               Age(1)       During Last Five Years              Director(2)     Expire
    ----               ---          ----------------------              --------        ------

                                 BOARD NOMINEES

Erwin Oetting, Jr.      58           President and Chief Executive        1966          2002(4)
                                     Officer of the Corporation and
                                     President, Chairman of the Board
                                     and Chief Executive Officer of
                                     B&L Bank.

Steve Oliaro            53           Owner of Baker Memorials, Inc.       1989          2002(4)
                                     and sole proprietor of Custom
                                     Grafix Design, both in Lexington,
                                     Missouri.

                         DIRECTORS CONTINUING IN OFFICE

Norman Vialle(3)        72           Retired owner and operator of        1964          2000
                                     Maid-Rite Drive-In, Lexington,
                                     Missouri.

Charles R. Wilcoxon     86           Retired businessman.                 1962          2000

E. Steva Vialle(3)      47           Executive Vice President, Chief      1992          2001
                                     Operating Officer and Secretary of
                                     the Corporation and B&L Bank.

Glenn H. Twente         71           Retired chiropractor.                1981          2001


-------------------
(1)  At September 30, 1998.
(2)  Includes  service on the Board of Directors of B & L Bank.
(3)  Norman Vialle is the uncle of E. Steva Vialle.
(4)  Assuming re-election at the Annual Meeting.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      The Board of Directors of the Corporation conducts its business through meetings and of the Board and its committees. During the fiscal year ended September 30, 1998, the Board of Directors of the Corporation held ten meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

      The entire Board of Directors functions as an audit committee to receive and review reports prepared by the Corporation's outside auditor and as a compensation committee to review and establish annual employee salary increases and bonuses. During the fiscal year ended September 30, 1998, the Board of Directors met one time in its capacity as an audit committee and one time in its capacity as a compensation committee.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

      All of the Directors of the Corporation currently serve on the Board of Directors of B&L Bank. Directors of B&L Bank received a fee of $750 per month during the year ended September 30, 1998. No additional compensation is paid for service on the Board of Directors of the Corporation.

      B&L Bank has adopted a retirement plan to help ensure the retention of directors of experience and ability in key positions of responsibility by providing such directors with a retirement benefit upon their retirement from the Board of Directors. The plan provides that a director who retires from the Board with specified years of service will be designated a director emeritus and continue to receive the compensation payable to members of the Board for a period of five years following retirement. The same benefit would be payable to the director (or his designated beneficiary) in the event of his death or disability while serving on the Board if the director was otherwise eligible to receive the normal retirement benefit. In the event of a change in control of B&L Bank (as defined in the plan), the plan provides that all directors would be deemed retired and the then present value of the normal retirement benefit would be payable in a lump sum to each director on the effective date of the change in control.

      During the year ended September 30, 1997, each non-employee director received a grant of 2,530 shares of restricted stock at no cost to the director under the Corporation's 1996 Management Recognition and Development Plan. Each non-employee director also received options to acquire 6,325 shares of Common Stock at an exercise price of $15.125 under the Corporation's 1996 Stock Option Plan. Both the restricted stock and the stock options vest ratably over a five-year period.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

      SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or its subsidiaries received salary and bonuses in excess of $100,000 during the fiscal year ended September 30, 1998.


                                                                  LONG-TERM COMPENSATION
                                                                  ----------------------
                                        ANNUAL COMPENSATION                AWARDS
                                    --------------------------     ----------------------
                                                                      RESTRICTED    SECURITIES
NAME AND                                              OTHER ANNUAL    STOCK         UNDERLYING    ALL OTHER
POSITION                YEAR    SALARY($)   BONUS($)  COMPENSATION    AWARD($)      OPTIONS(#)   COMPENSATION($)
--------                ----    ---------   --------  ------------    --------      ----------   ---------------
Erwin Oetting, Jr.,     1998    $76,916      $7,490      9,796(2)          --             --       $33,411(4)
President and Chief     1997     74,000       7,187      9,880       $191,331(3)      25,300        38,414
Executive Officer       1996     71,899       7,055     10,073             --             --            --

-----------
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of total annual  salary and bonus.
(2) Consists of directors' fees of $8,500 and a $1,296 salary received from  B&L
    Bank's service corporation.
(3) Represents the total value of the award of 12,650 shares of restricted stock on June 11, 1997, which award will vest ratably over a five-year period.  At
    September 30, 1998,  the value of  the  unvested restricted  stock award was
    $131,560.  Dividends will be paid on the restricted stock.
(4) Represents employer contribution to ESOP.

OPTION EXERCISE/VALUE TABLE

      The following information with respect to options exercised during the fiscal year ended September 30, 1998 and remaining unexercised at the end of the fiscal year, is presented for Mr. Oetting.


                                                                                  VALUE OF UNEXERCISED
                                                 NUMBER OF SECURITIES             IN-THE-MONEY OPTIONS
                    SHARES                       UNDERLYING UNEXERCISED OPTIONS   AT FISCAL YEAR END($)
                    ACQUIRED ON    VALUE         ------------------------------   ---------------------------
NAME                EXERCISE (#)   REALIZED($)   EXERCISABLE      UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------   ------------   -----------   -----------      -------------   -----------   -------------

Erwin Oetting, Jr.       --              --         5,060             20,240         $ --            $ -


      EMPLOYMENT AGREEMENTS. The Corporation and B&L Bank (collectively, the "Employers") have entered into a three-year employment agreement with Mr. Oetting. Under the agreement, the salary level for Mr. Oetting is $78,000, which amount will be paid by B&L Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining the salary level for Mr. Oetting, the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of B&L Bank, as well as his individual performance. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

      The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Oetting is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's  then outstanding  securities,
(c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

      The severance payment from the Employers will equal 2.99 times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at September 30, 1998, Mr. Oetting would have been entitled to severance payments of approximately $233,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code") states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

      The agreement restricts the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Oetting voluntarily terminates employment, except in the event of a change in control.

      The Employers have also entered into employment agreements with other executive officers of the Corporation and B&L Bank on substantially similar terms.

      SALARY CONTINUATION AGREEMENTS. B&L Bank has entered into a salary continuation agreement with Mr. Oetting to ensure his continued service with B&L Bank through retirement and to provide him with additional financial security at retirement. The agreement provides that if Mr. Oetting remains employed by B&L Bank through the retirement age specified in the agreement, B&L Bank will provide him with monthly benefits of $2,917 for a period of 180 months following retirement. The agreement provides for retirement at age 60 for Mr. Oetting. Under the agreement, Mr. Oetting will vest ratably in his salary continuation benefit over the number of years remaining to the specified retirement age. However, in the event of a change in control of the Corporation or B&L Bank (as defined in the agreements), Mr. Oetting would be fully vested as of the effective date of the change in control. In the event that Mr. Oetting terminates his employment with the Corporation or B&L Bank prior to the specified retirement age, the retirement benefit will be reduced to the amount of the vested benefit on the date of termination. In the event of the Mr. Oetting's death while employed by the Corporation or B&L Bank, his designated beneficiary will receive the same benefit as Mr. Oetting had retired at the specified retirement age.

      DEFINED BENEFIT PLAN. B&L Bank is a participant in the Financial Institution Retirement Fund ("FIRF"), a multi-employer, non-contributory defined benefit retirement plan. The FIRF plan covers all employees who have completed one year of service and have attained the age of 21 years and provides for monthly retirement benefits determined based on the employee's base salary and years of service after June 1, 1988. The normal retirement age is 65 and the early retirement age is before age 65, but generally after age 55. Normal retirement benefits are equal to 2.0% multiplied by the years of service to B&L Bank and the employee's average salary for the five highest consecutive years preceding retirement. Benefits under the plan are not subject to offset for social security benefits. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement and receives benefits prior to age 65, benefits are reduced by applying an early retirement factor based on the number of years the early retirement date precedes age 65. If a participant terminates employment prior to the normal retirement date or early retirement date as a result of disability, the participant would receive the vested percentage of benefits at the participant's normal retirement date. Separate actuarial valuations are not made for individual members of the plan. Pension costs and funding include normal costs. Pension expense for the fiscal year ended September 30, 1998 was $17,500. As of September 30, 1998, Mr. Oetting had 10.5 years of credited service under the plan.


      The following table illustrates annual pension benefits payable at normal retirement age, based on various levels of compensation and years of service.

Highest Five Year                                 Years of Service
                          -------------------------------------------------------
Annual Compensation            5          10         15           25          35
-------------------       -------------------------------------------------------

$ 10,000...............   1,000       2,000       3,000       5,000       7,000
  20,000...............   2,000       4,000       6,000      10,000      14,000
  30,000...............   3,000       6,000       9,000      15,000      21,000
  40,000...............   4,000       8,000      12,000      20,000      28,000
  60,000...............   6,000      12,000      18,000      30,000      42,000
  80,000...............   8,000      16,000      24,000      40,000      56,000
 100,000...............  10,000      20,000      30,000      50,000      70,000
 120,000...............  12,000      24,000      36,000      60,000      84,000
 130,000...............  13,000      26,000      39,000      65,000      91,000

--------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

      Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on a review of the forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1998 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Corporation's policy is not to make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      Moore, Horton & Carlson, P.C., served as the Corporation's independent public accountants for the 1998 fiscal year. The Board of Directors has appointed Moore, Horton & Carlson, P.C., to be its auditors for the 1999 fiscal year, subject to the ratification by stockholders.

      A representative of Moore, Horton & Carlson, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors of the Corporation is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. The Corporation also has retained Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $2,500 plus expenses up to $1,250.

      The Corporation's Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on December 11, 1998. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE CORPORATION'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. STEVA VIALLE, CORPORATE SECRETARY, LEXINGTON B & L FINANCIAL CORP., 919 FRANKLIN AVENUE, LEXINGTON, MISSOURI 64067. The Corporation's Form 10-KSB is also available through the SEC's World Wide Web site on the Internet (http://www.sec.gov).

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

      Proposals of shareholders intended to be presented at the Corporation's annual meeting to be held in 2000 must be received by the Corporation no later than August 24, 1999, to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Corporation's Bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any business at an annual stockholders meeting. Generally a stockholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of shareholders;
provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made. Based on the date of the 1999 Annual Meeting, the Corporation anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2000 Annual Meeting must be made by December 27, 1999. The Bylaws specify the information that must accompany any such stockholder notice. Copies of the Bylaws may be obtained from the Secretary of the Corporation.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ E. Steva Vialle

                                    E. STEVA VIALLE
                                    SECRETARY


Lexington, Missouri
December 22, 1998

                                 REVOCABLE PROXY
                         LEXINGTON B & L FINANCIAL CORP.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 1999
--------------------------------------------------------------------------------


      The undersigned hereby appoints the entire Board of Directors as the official Proxy Committee with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Lexington B & L Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the main office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 26, 1999, at 2:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                       FOR           WITHHELD
                                                       ---           --------
      1.     The election as directors of
             all nominees listed below
             (except as marked to the
             contrary below).                          [ ]              [ ]

             Erwin Oetting, Jr.
             Steve Oliaro


             INSTRUCTION:  TO WITHHOLD YOUR VOTE
             FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME ON THE LINE BELOW.




                                                       FOR    AGAINST    ABSTAIN
      2.     The  ratification  of the  appointment    [ ]      [ ]        [ ]
             of Moore, Horton & Carlson, P.C. as
             independent auditors.


      3.     Such other matters as may properly
             come before the Annual  Meeting
             or any adjournments thereof.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

       This proxy also provides voting instructions to the Trustees of the B&L Bank Employee Stock Ownership Plan for participants with shares allocated to their accounts.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      Should the undersigned be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders, and the 1998 Annual Report to Shareholders.


Dated: _____________, 199__




_____________________________              ____________________________________
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER




_____________________________              ____________________________________
SIGNATURE OF SHAREHOLDER                   SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.
--------------------------------------------------------------------------------